UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 22, 2025

VORNADO REALTY TRUST
(Exact Name of Registrant as Specified in Charter)

Maryland	No.	001-11954	No.	22-1657560
(State or Other	(Commission		(IRS Employer
Jurisdiction of Incorporation)	File Number)		Identification No.)
VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No.	001-34482	No.	13-3925979
(State or Other	(Commission		(IRS Employer
Jurisdiction of Incorporation)	File Number)		Identification No.)

888 Seventh Avenue
New York,	New York	10019
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Vornado Realty Trust	Common Shares of beneficial interest, $.04 par value per share	VNO	New York Stock Exchange
Cumulative Redeemable Preferred Shares of beneficial interest, liquidation preference $25.00 per share:
Vornado Realty Trust	5.40% Series L	VNO/PL	New York Stock Exchange
Vornado Realty Trust	5.25% Series M	VNO/PM	New York Stock Exchange
Vornado Realty Trust	5.25% Series N	VNO/PN	New York Stock Exchange
Vornado Realty Trust	4.45% Series O	VNO/PO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 22, 2025, Vornado Realty Trust (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Meeting”). As of March 24, 2025, the record date for shareholders entitled to vote at the Meeting, there were 191,948,157 common shares of beneficial interest, par value $0.04 per share (the “Shares”), outstanding and entitled to vote. Of the Shares entitled to vote at the Meeting, 179,798,021, or approximately 94% of the Shares, were present or represented by proxy. There were three matters presented and voted on. Set forth below is a brief description of each matter voted on, the voting results with respect to each such matter and other required information.

Proposal 1 – Election of 10 nominees to serve on the Board of Trustees for a one-year term expiring at the 2026 annual meeting of shareholders of the Company and until their respective successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Steven Roth	164,138,468	7,254,412	8,405,141
Candace K. Beinecke	153,863,952	17,528,928	8,405,141
Michael D. Fascitelli	165,895,574	5,497,306	8,405,141
Beatrice Hamza Bassey	167,144,973	4,247,907	8,405,141
William W. Helman IV	165,999,422	5,393,458	8,405,141
David M. Mandelbaum	158,958,272	12,434,608	8,405,141
Raymond J. McGuire	168,089,731	3,303,149	8,405,141
Mandakini Puri	169,197,865	2,195,015	8,405,141
Daniel R. Tisch	162,212,329	9,180,551	8,405,141
Russell B. Wight, Jr.	165,527,887	5,864,993	8,405,141

Proposal 2 – Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2025.

	For	Against	Abstain
Votes Cast	169,628,356	10,048,550	121,115

Proposal 3 – Non-binding, advisory resolution on executive compensation.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	155,678,950	14,576,536	1,137,394	8,405,141

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Deirdre Maddock
Name:	Deirdre Maddock
Title:	Chief Accounting Officer (duly authorized officer and principal accounting officer)
Date: May 22, 2025

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Deirdre Maddock
Name:	Deirdre Maddock
Title:	Chief Accounting Officer of Vornado Realty Trust, sole General Partner of Vornado Realty L.P. (duly authorized officer and principal accounting officer)
Date: May 22, 2025

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